UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2019

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

20 Firstfield Road

Gaithersburg, Maryland 20878

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously reported, on June 26, 2019, Novavax, Inc. (the “Company”) entered into an asset purchase agreement (the “Agreement”) with Paragon Bioservices, Inc., a unit of Catalent Biologics (“Paragon”), pursuant to which the Company agreed to sell to Paragon certain assets related to the Company’s biomanufacturing and development activities located at the facilities situated at each of 20 Firstfield Road in Gaithersburg, Maryland 20878 and 9920 Belward Campus Drive in Rockville, Maryland 20850 (the “Transaction”). On July 31, 2019, the Company and Paragon consummated the Transaction.

On July 31, 2019, the Company and Catalent Biologics issued a joint press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the consummation of the Transaction.

The Company is furnishing the information contained in this Item 7.01 of this report and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this current report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Novavax, Inc. and Catalent Biologics issued July 31, 2019 (furnished herewith).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 1, 2019

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